EXECUTION COPY


                      AMENDMENT NO. 1 TO AMENDED AND
                  RESTATED CREDIT AND GUARANTY AGREEMENT



          AMENDMENT dated as of March 15, 1995 among WAINOCO OIL & GAS COMPANY (the "Borrower"), WAINOCO OIL CORPORATION ("Wainoco"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                            W I T N E S S E T H :


          WHEREAS, the parties hereto have heretofore entered into an Amended and Restated Credit and Guaranty Agreement dated as of May 31, 1994 (the "Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement in the manner set forth herein.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2.  Amendment of Section 1.01 of the Agreement.
(A) The definition of the term "Termination Date" is amended by the substitution of "December, 1996" for "December, 1995".

          (B) The definition of the term "Fixed Charges" is amended by the substitution of "16 quarterly installments" for "20 quarterly installments" in clause (ii) of such definition.

          SECTION 3.  Amendment of Section 2.04 of the Agreement.
Section 2.04 is amended by the substitution of "one-sixteenth
(1/16th)" for "one-twentieth (1/20th)" in clause (a) of Section
2.04.

          SECTION 4. Effectiveness of this Amendment. This Amendment shall become effective on the date that the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

          SECTION 5.  Governing Law.  This Amendment shall be
governed by and construed in accordance with the laws of the State of New York.

          SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


WAINOCO OIL & GAS COMPANY

By      /s/ Julie H. Edwards
        -------------------------

Title:  Senior Vice President - Finance
          & Chief Financial Officer


WAINOCO OIL CORPORATION

By      /s/ Julie H. Edwards
        -------------------------

Title:  Senior Vice President - Finance
          & Chief Financial Officer


MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK

By      /s/ Philip W. McNeal
        -------------------------

Title:  Vice President


BANQUE PARIBAS

By      /s/ Mark M. Green
        -------------------------

Title:  Vice President

By      /s/ Mel Wan-Tong
        -------------------------

Title:  Group Vice President


UNION BANK


By      /s/ Richard P. DeGrey
        -------------------------

Title:  Vice President

By      /s/ Yolande C. Hollis
        -------------------------

Title:  Vice President


MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, as Agent


By      /s/ Philip W. McNeal
        ------------------------

Title:  Vice President